Summary Prospectus

January 28, 2016

Baron Opportunity Fund

Retail Shares : BIOPX

Institutional Shares : BIOIX

Baron Investment Funds Trust

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 1/28/16, are incorporated by reference into this summary prospectus.

Baron Opportunity Fund

Investment Goal

The investment goal of Baron Opportunity Fund (the “Fund”) is capital appreciation through investments primarily in growth companies that benefit from technology advances.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON OPPORTUNITY FUND
Retail Shares[1]	1.00%	0.25%	0.13%	1.38%
Institutional Shares[1]	1.00%	0.00%	0.10%	1.10%

[1]	Based on the fiscal year ended September 30, 2015.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON OPPORTUNITY FUND
Retail Shares	$140	$437	$755	$1,657
Institutional Shares	$112	$350	$606	$1,340

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund

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Baron Opportunity Fund

shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 41.87% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities in the form of common stock of high growth businesses of any market capitalization selected for their capital appreciation potential. The Adviser may invest in companies in any sector or industry that it believes will benefit from innovations and advances in technology. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Technology.  Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price

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Baron Opportunity Fund

more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/09: 23.97%
Worst Quarter:	12/31/08: (28.08%)

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Baron Opportunity Fund

Average Annual Total Returns (for periods ended 12/31/15)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2015. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2015

	1 year	5 years	10 years	Since Inception
BARON OPPORTUNITY FUND
Retail Shares (Inception date: 02-29-00)
Return before taxes	1.20%	7.87%	8.06%	4.85%
Return after taxes on distributions	(1.15)%	6.60%	7.42%	4.45%
Return after taxes on distributions and sale of Fund shares	2.65%	6.07%	6.52%	3.92%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	1.45%	8.15%	8.25%	4.97%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.09%	13.30%	8.49%	2.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	4.57%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)**	(0.20)%	11.54%	8.16%	3.45%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.
**

Baron Opportunity Fund no longer considers the Russell Midcap® Growth Index an appropriate benchmark index. The Russell Midcap® Growth Index is included in the table above for comparison purposes for the period before Baron Opportunity Fund converted to an all-cap fund. Prior to February 20, 2015, the Fund invested in companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Since then, the Fund may invest in companies of all market capitalizations. The Adviser believes that the Russell 3000® Growth Index is more representative of the Fund’s current investable universe.

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Baron Opportunity Fund

The Russell 3000® Growth Index is an unmanaged index of companies classified as growth among the largest 3,000 U.S. companies. The S&P 500 Index is an unmanaged index of larger-cap companies. The Russell Midcap® Growth Index is an unmanaged index of mid-cap growth companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Lippert has been the portfolio manager of the Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. The Fund was co-managed by Alex Umansky, Neal Rosenberg and Ashim Mehra from August 27, 2015 through January 28, 2016 while Mr. Lippert recovered from a bicycle accident.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and non-qualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

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Baron Opportunity Fund

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including and your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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JAN16